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                               SECOND AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                           --------------------------

     SECOND AMENDMENT, dated as of July 16, 1999 (the "Amendment"), to the CREDIT AGREEMENT, dated as of November 30, 1998, among STANDARD MOTOR PRODUCTS, INC., a New York corporation (the "Borrower"), the Lenders party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders.

                              W I T N E S S E T H;

     WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent are parties to that certain Credit Agreement, dated as of November 30, 1998, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 8, 1999 (as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have agreed to amend the Credit Agreement subject to and upon the conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

     2. Section 6.01 of the Credit Agreement is hereby amended (i) by deleting the word "and" at the end of subsection (m) thereof, (ii) by deleting the period at the end of subsection (n) thereof and inserting in lieu thereof a semicolon and the word "and", and (iii) by inserting the following new subsection "(o)" at the end thereof:

          "(o) subordinated Indebtedness of the Borrower, in an aggregate amount not to exceed $86,250,000, pursuant to the Borrower's Convertible Subordinated Debentures due 2009."

     3. Section 6.06(a) of the Credit Agreement is hereby amended by deleting the amount "$4,500,000" appearing in subsection (ii) thereof and inserting in lieu thereof the amount "$5,000,000".

     4. Section 6.06(b) of the Credit Agreement is hereby amended (i) by deleting the word "and" at the end of subsection (iii) thereof, (ii) by deleting the period at the end of subsection (iv) thereof and inserting in lieu thereof a semicolon and the word "and", and (iii) by inserting the following new subsection "(v)" at the end thereof.

          "(v) prepayment of the Note Agreement Indebtedness from the proceeds of the subordinated Indebtedness permitted by
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     Section 6.01(o)."

     5. This Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, Lenders representing the Required Lenders, the Administrative Agent and the Documentation Agent, the Guarantors shall have acknowledged and agreed to the terms hereof, and the Administrative Agent shall have received evidence satisfactory to it of such execution and acknowledgment, and (ii) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Loan Document.

     6. The Borrower agrees that its obligations set forth in Section 9.03 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

     7. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Administrative Agent, the Documentation Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.

                          [SIGNATURE ON FOLLOWING PAGE]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                          STANDARD MOTOR PRODUCTS, INC.



                          By
                               Name:
                               Title:


                          THE CHASE MANHATTAN BANK,
                          Individually and as Administrative Agent



                          By
                               Name:
                               Title:


                          CANADIAN IMPERIAL BANK OF COMMERCE
                          Individually and as Documentation Agent



                          By
                               Name:
                               Title:


                           BANKBOSTON, N.A.



                          By
                               Name:
                               Title:


                          BANK LEUMI USA



                          By
                               Name:
                               Title:


                          By
                               Name:


                                       3
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                               Title:

                          HSBC USA



                          By
                               Name:
                               Title:


                          COMERICA BANK



                          By
                               Name:
                               Title:


                          FIRST UNION NATIONAL BANK



                          By
                               Name:
                               Title:


                          BANCO POPULAR NORTH AMERICA



                          By
                               Name:
                               Title:

                          ACKNOWLEDGMENT OF GUARANTORS

     Each of the undersigned hereby acknowledges and agrees to the terms of, and to the execution, delivery and performance by each of the parties to, this Amendment, and irrevocably and unconditionally ratifies and confirms that the Subsidiary Guaranty to which it is a party shall remain in full force and effect in accordance with its terms.

                           RENO STANDARD INCORPORATED



                          By
                               Name:
                               Title:


                          MARDEVCO CREDIT CORP.



                          By
                               Name:
                               Title:


                          STANRIC, INC.



                          By
                               Name:
                               Title:


                          INDUSTRIAL & AUTOMOTIVE ASSOCIATES
                          INC.



                          By
                               Name:
                               Title:


                          MARATHON AUTO PARTS AND PRODUCTS,
                          INC.



                          By
                               Name:
                               Title:




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                          MOTORTRONICS, INC.



                          By
                               Name:
                               Title:




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